Equity One, Inc.
Supplemental Information Package

September 30, 2008

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2008
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-37
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Section	39-46

EQUITY ONE, INC
ANALYST COVERAGE
As of September 30, 2008

Barclays Capital	Ross Smotrich	(212) 526-2306
	George Hoglund	(212) 526-4513
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Credit Suisse	Michael Gorman	(212) 538-4357

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Jorel Guilloty	(703) 875-1467

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of September 30, 2008

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2007 and Form 10-Q for the period ended September 30, 2008 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of September 30, 2008
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	Sep 30, 2008	Sep 30, 2007	Sep 30, 2008	Sep 30, 2007
Summary Financial Results
Total revenues*	$56,716	$61,643	$180,912	$185,536
EBITDA	36,040	39,929	120,935	129,003
Property net operating income*	41,521	47,596	132,773	142,870
General & administrative expenses (G&A)*	7,915	5,679	22,270	21,813

Net (loss) income	$(21,395)	$10,665	$28,876	$43,552
Net (loss) income per diluted share	(0.29)	0.14	0.39	0.59

Funds from operations (FFO)	$(9,834)	$22,246	$46,193	$77,134
FFO per diluted share	(0.13)	0.30	0.63	1.04

Total dividends paid per share	$0.30	$0.30	$0.30	$0.30

Weighted average diluted shares (1)	73,452	73,985	73,536	74,009

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-32)	92.3%	93.5%	92.3%	93.5%
Same-property NOI growth - cash basis (see page 13)	0.0%	NA	-1.0%	NA
NOI margin (see page 13)	73.6%	74.8%	73.8%	74.6%
Expense recovery ratio*	79.8%	88.7%	82.3%	88.2%
New, renewal and option rent spread - cash basis (see page 18)	12.6%	20.7%	NA	NA
G&A expense to total revenues	14.0%	9.2%	12.3%	11.8%
Debt to market capitalization (see page 7)	39.5%	36.6%	39.5%	36.6%
EBITDA to interest expense* (see page 14)	2.4	2.3	2.6	2.6
EBITDA to fixed charges* (see page 14)	2.0	2.0	2.2	2.2

Notes

*  The indicated line item includes amounts reported in discontinued operations.
(1)  Diluted EPS calculation uses the treasury stock method for the period ended September 30, 2008.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of September 30, 2008
(in thousands, except per share data)

	Sep 30, 2008	Dec 31, 2007	Dec 31, 2006
Assets
Properties
Income producing	$1,882,885	$2,047,993	$1,896,843
Less: accumulated depreciation	(188,048)	(172,651)	(144,825)
Income-producing, net	1,694,837	1,875,342	1,752,018
Construction in progress and land held for development	77,553	81,574	113,340
Property held for sale	21,950	323	20,353
Properties, net	1,794,340	1,957,239	1,885,711

Cash and cash equivalents	55,950	1,313	-
Cash held in escrow	-	54,460	1,547
Accounts and other receivables, net	15,596	14,148	18,967
Investments and advances in real estate joint ventures	11,141	-	-
Securities	167,392	72,299	75,102
Goodwill	12,385	12,496	13,092
Other assets (1)	65,159	62,429	75,356

Total Assets	$2,121,963	$2,174,384	$2,069,775

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$381,410	$397,112	$391,647
Mortgage notes payable related to properties held for sale (2)	13,507	-	-
Unsecured revolving credit facilities	4,049	37,000	76,500
Unsecured senior notes payable	677,147	744,685	591,187
Total debt	1,076,113	1,178,797	1,059,334
Unamortized/unaccreted premium/(discount) on notes payable	5,975	10,042	10,322
Total notes payable	1,082,088	1,188,839	1,069,656

Accounts payable and other liabilities (1)	93,550	68,624	73,452
Total liabilities	1,175,638	1,257,463	1,143,108

Minority interest	989	989	989

Stockholders' equity	945,336	915,932	925,678

Total Liabilities and Stockholders' Equity	$2,121,963	$2,174,384	$2,069,775

(1) Amounts have been reclassified to conform to the 2008 presentation.
(2) Includes unamortized premium of $698,795.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of September 30, 2008
(in thousands, except per share data)

	Sep 30, 2008	Sep 30, 2007	Dec 31, 2007

Closing market price of common stock	$20.49	$27.20	$23.03

Common stock shares (in thousands)
Basic common shares	76,069.241	73,164.263	73,300.107
Diluted common shares
Unvested restricted common shares	61.734	632.732	55.707
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	9.812	251.989	60.573
Diluted common shares	76,234.443	74,142.640	73,510.043

Equity market capitalization	$1,562,044	$2,016,680	$1,692,936

Total debt (excluding unamortized/unaccreted premium/(discount)) (1)	$1,075,414	$1,162,180	$1,178,797
Cash and equivalents (including cash held in escrow)	(55,950)	-	(55,773)
Net debt	1,019,464	1,162,180	1,123,024
Equity market capitalization	1,562,044	2,016,680	1,692,936
Total market capitalization	$2,581,508	$3,178,860	$2,815,960

Net debt to total market capitalization	39.5%	36.6%	39.9%

Gross real estate and securities investments	$2,149,780	$2,235,504	$2,202,189

Net debt to gross real estate and securities investments	47.4%	52.0%	51.0%

(1)  Amount excludes unamortized premium/discount related to held for sale debt reclassification of $698,795.

EQUITY ONE, INC.
DEBT SUMMARY
As of September 30, 2008
(in thousands, except per share data)

	Sep 30, 2008	Dec 31, 2007	Dec 31, 2006

Fixed rate debt ***	$971,482	$1,042,112	$886,647
Fixed rate debt - swapped to variable rate	99,883	99,685	96,187
Variable rate debt - unhedged	4,049	37,000	76,500
Total debt* / ***	$1,075,414	$1,178,797	$1,059,334

% Fixed rate debt	90.3%	88.4%	83.7%
% Fixed rate debt - swapped to variable rate	9.3%	8.5%	9.1%
% Variable rate debt - unhedged	0.4%	3.1%	7.2%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	9.7%	11.6%	16.3%

Secured mortgage debt***	$394,218	$397,112	$391,647
Unsecured debt**	681,196	781,685	667,687
Total debt* / ***	$1,075,414	$1,178,797	$1,059,334

% Secured mortgage debt	36.7%	33.7%	37.0%
% Unsecured debt	63.3%	66.3%	63.0%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,581,508	$2,815,960	$3,019,359

% Secured mortgage debt	15.3%	14.1%	13.0%
% Unsecured debt	26.4%	27.8%	22.1%
Total debt : Total market capitalization	41.7%	41.9%	35.1%

Weighted-average interest rate on secured mortgage debt	7.1%	7.4%	7.3%
Weighted-average interest rate on senior unsecured notes**	5.7%	5.7%	5.7%
Interest rate on revolving credit facilities	3.3%	5.0%	5.6%

Weighted-average maturity on mortgage debt	5.1 years	4.5 years	5.4 years
Weighted-average maturity on senior unsecured notes	6.8 years	6.7 years	7.2 years

*	Excluding unamortized premium/discount.
**	Including the effect of interest rate swaps.
***	Amount also excludes unamortized premium/discount related to held for sale debt reclassification of $698,795.

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of September 30, 2008
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments	Credit Facilities (1)	Notes (2)	Total	debt maturing

2008	$2,718	$-			$2,718	0.3%
2009	11,020	7,663	4,049	188,685	211,417	19.6%
2010	10,589	72,076			82,665	7.7%
2011	9,444	68,570			78,014	7.3%
2012	8,525	33,044		17,500	59,069	5.5%
2013	7,963	39,658			47,621	4.4%
2014	7,126	6,509			13,635	1.3%
2015	5,583	30		117,000	122,613	11.4%
2016	5,282	2,601		115,000	122,883	11.4%
2017	5,256	-		239,079	244,335	22.7%
Thereafter	25,677	64,884			90,561	8.4%
Total	$99,183	$295,035	$4,049	$677,264	$1,075,531	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended		Percent	Nine months ended		Percent
	Sep 30, 2008	Sep 30, 2007	Change	Sep 30, 2008	Sep 30, 2007	Change
REVENUE:
Minimum rent	$44,337	$47,565		$139,153	$141,891
Expense recoveries	11,863	13,792		38,633	40,740
Percentage rent	190	183		1,803	1,816
Management and leasing services	326	103		1,323	1,089
Total revenue	56,716	61,643	-8.0%	180,912	$185,536	-2.5%

COSTS AND EXPENSES:
Property operating	14,881	15,849		46,985	46,187
Rental property depreciation and amortization	11,268	11,415		34,702	33,959
General and administrative	7,915	5,679		22,270	21,813
Total costs and expenses	34,064	32,943	3.4%	103,957	$101,959	2.0%

INCOME (LOSS) BEFORE OTHER INCOME AND EXPENSE, MINORITY
INTEREST AND DISCONTINUED OPERATIONS	22,652	28,700	76,955	76,955	83,577

OTHER INCOME AND EXPENSE:
Investment income	1,273	189		8,135	6,940
Equity in income in unconsolidated joint ventures	74	-		244	-
Other income	626	27		714	267
Interest expense	(15,182)	(16,930)		(46,577)	(49,556)
Amortization of deferred financing fees	(420)	(426)		(1,268)	(1,234)
Other-than-temporary loss on available for sale securities	(32,688)	-		(32,688)	-
(Loss) on sale of fixed assets	-	-		-	(283)
Gain on sale of real estate	57	407		18,513	1,991
Gain on extinguishment of debt	2,298	-		5,374	-
(LOSS) INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	(21,310)	11,967		29,402	41,702
Minority interest	(28)	(28)		(84)	(84)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(21,338)	11,939	-278.7%	29,318	41,618	-29.6%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	12	(1,528)		110	(41)
(Loss) gain on disposal of income-producing properties	(69)	254		(552)	1,975
Income (loss) from discontinued operations	(57)	(1,274)		(442)	1,934

NET (LOSS) INCOME	$(21,395)	$10,665	-300.6%	$28,876	$43,552	-33.7%

(LOSS) EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	(0.29)	0.16		0.40	0.57
Discontinued operations	-	(0.01)		(.01)	0.03
NET (LOSS) INCOME	$(0.29)	$0.15	-299.6%	$0.39	$0.60	-34.0%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$(0.29)	$0.16		$0.40	$0.56
Discontinued operations	-	(0.02)		(.01)	0.03
NET (LOSS) INCOME	$(0.29)	$0.14	-301.2%	$0.39	$0.59	-33.4%

Weighted average shares outstanding
Basic	73,452	73,121		73,405	73,066
Diluted (1)	73,452	73,985		73,536	74,009

Notes
(1)  Diluted EPS calculation uses the treasury stock method for period ended September 30, 2008.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2008			Sep 30, 2008
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$44,337	$1	$44,338	$139,153	$126	$139,279
Expense recoveries	11,863	(13)	11,850	38,633	85	38,718
Percentage rent	190	-	190	1,803	-	1,803
Management and leasing services	326	-	326	1,323	-	1,323
Total revenue	56,716	(12)	56,704	180,912	211	181,123

COSTS AND EXPENSES:
Property operating	14,881	(24)	14,857	46,985	42	47,027
Rental property depreciation and amortization	11,268	-	11,268	34,702	59	34,761
General and administrative	7,915	-	7,915	22,270	-	22,270
Total costs and expenses	34,064	(24)	34,040	103,957	101	104,058

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	22,652	12	22,664	76,955	110	77,065

OTHER INCOME AND EXPENSE:
Investment income	1,273	-	1,273	8,135	-	8,135
Equity in income in unconsolidated joint ventures	74	-	74	244	-	244
Other income	626	-	626	714	-	714
Interest expense	(15,182)	-	(15,182)	(46,577)	-	(46,577)
Amortization of deferred financing fees	(420)	-	(420)	(1,268)	-	(1,268)
Other-than-temporary loss on available for sale securities	(32,688)	-	(32,688)	(32,688)	-	(32,688)
(Loss) on sale of fixed assets	-	-	-	-	-	-
Gain (loss) on sale of real estate	57	(69)	(12)	18,513	(552)	17,961
Gain on extinguishment of debt	2,298	-	2,298	5,374	-	5,374
(LOSS) INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	(21,310)	(57)	(21,367)	29,402	(442)	28,960
Minority interest	(28)	-	(28)	(84)	-	(84)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(21,338)	(57)	(21,395)	29,318	(442)	28,876

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	12	(12)	-	110	(110)	-
(Loss) on disposal of income-producing properties	(69)	69	-	(552)	552	-
Income (loss) from discontinued operations	(57)	57	-	(442)	442	-

NET (LOSS) INCOME	$(21,395)	$-	$(21,395)	$28,876	$-	$28,876

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard  requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended			Nine months ended
	Sep 30, 2007			Sep 30, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$47,565	$1,664	$49,229	$141,891	$4,908	$146,799
Expense recoveries	13,792	426	14,218	40,740	2,137	42,877
Percentage rent	183	-	183	1,816	4	1,820
Management and leasing services	103	-	103	1,089	-	1,089
Total revenue	61,643	2,090	63,733	185,536	7,049	192,585

COSTS AND EXPENSES:
Property operating	15,849	185	16,034	46,187	2,439	48,626
Rental property depreciation and amortization	11,415	392	11,807	33,959	1,231	35,190
General and administrative	5,679	(28)	5,651	21,813	-	21,813
Total costs and expenses	32,943	549	33,492	101,959	3,670	105,629

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	28,700	1,541	30,241	83,577	3,379	86,956

OTHER INCOME AND EXPENSE:
Investment income	189	-	189	6,940	7	6,947
Equity in income in unconsolidated joint ventures	-	-	-	-	-	-
Other income	27	-	27	267	-	267
Interest expense	(16,930)	(137)	(17,067)	(49,556)	(491)	(50,047)
Amortization of deferred financing fees	(426)	(2)	(428)	(1,234)	(6)	(1,240)
Impairment loss - income-producing properties	-	(2,930)	(2,930)	-	(2,930)	(2,930)
(Loss) on sale of fixed assets	-	-	-	(283)	-	(283)
Gain on sale of real estate	407	254	661	1,991	1,975	3,966
Gain on extinguishment of debt	-	-	-	-	-	-
INCOME BEFORE MINORITY INTEREST AND DISCONTINUED OPERATIONS	11,967	(1,274)	10,693	41,702	1,934	43,636
Minority interest	(28)	-	(28)	(84)	-	(84)
INCOME FROM CONTINUING OPERATIONS	11,939	(1,274)	10,665	41,618	1,934	43,552

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	(1,528)	1,528	-	(41)	41	-
Gain on disposal of income-producing properties	254	(254)	-	1,975	(1,975)	-
Income/(loss) from discontinued operations	(1,274)	1,274	-	1,934	(1,934)	-

NET INCOME	$10,665	$-	$10,665	$43,552	$-	$43,552

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard  requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended		Percent	Nine months ended		Percent
	Sep 30, 2008	Sep 30, 2007	Change	Sep 30, 2008	Sep 30, 2007	Change

Total net operating income (1)
Total rental revenue	$56,378	$63,630	(11.4%)	$179,800	$191,496	(6.1%)
Property operating expenses	14,857	16,034	(7.3%)	47,027	48,626	(3.3%)
Net operating income	$41,521	$47,596	(12.8%)	$132,773	$142,870	(7.1%)

NOI margin (NOI / Total rental revenue)	73.6%	74.8%		73.8%	74.6%

Same-property NOI (2)
Total rental revenue	$53,513	$53,493	0.0%	$154,310	$153,761	0.4%
Property operating expenses	15,756	15,730	0.2%	45,125	43,516	3.7%
Net operating income	$37,757	$37,763	(0.0%)	$109,185	$110,245	(1.0%)

Growth in same property NOI	(0.0%)			(1.0%)

Number of properties included in analysis	149			149
Same-property occupancy	92.3%	93.4%		92.3%	93.4%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended		Nine months ended
	Sep 30, 2008	Sep 30, 2007	Sep 30, 2008	Sep 30, 2007

Net (loss) income	$(21,395)	$10,665	$28,876	$43,552
Rental property depreciation and amortization*	11,268	11,807	34,761	35,190
Other depreciation and amortization	204	188	568	582
Interest expense*	15,182	17,067	46,577	50,047
Amortization of deferred financing fees*	420	428	1,268	1,240
Minority interest*	28	28	84	84
Gain on sale of real estate	(57)	(254)	(18,513)	(1,975)
Gain on extinguishment of debt	(2,298)	-	(5,374)	-
Other-than-temporary impairment loss on available for sale securities	32,688	-	32,688	-
(Loss) on sale of fixed assets	-	-	-	283
EBITDA*	$36,040	$39,929	$120,935	$129,003

Interest expense*	$15,182	$17,067	$46,577	$50,047

EBITDA to interest expense*	2.4	2.3	2.6	2.6

Fixed charges
Interest expense*	$15,182	$17,067	$46,577	$50,047
Scheduled principal amortization (1)	2,549	2,655	7,853	7,811
Total fixed charges	$17,731	$19,722	$54,430	$57,858

EBITDA to fixed charges*	2.0	2.0	2.2	2.2

Total market capitalization (see page 7)	$2,581,508	$3,178,860	$2,581,508	$3,178,860

*  The indicated line item includes amounts reported in discontinued operations.
(1) Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended September 30, 2008
(in thousands, except per share data)

	Three months ended		Nine months ended
	Sep 30, 2008	Sep 30, 2007	Sep 30, 2008	Sep 30, 2007

Net (loss) income	$(21,395)	$10,665	$28,876	$43,552
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,268	11,807	34,761	35,190
Gain on disposal of depreciable real estate	12	(254)	(18,003)	(1,975)
(Loss) on sale of fixed assets	-	-	-	283
Pro rata share of real estate depreciation from unconsolidated JV	253	-	391	-
Minority interest	28	28	84	84
Funds from operations	$(9,834)	$22,246	$46,109	$77,134
Change	-144.2%		-40.1%

Earnings per diluted share*	$(0.29)	$0.14	$0.39	$0.59
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.16	0.16	0.47	0.48
Gain on disposal of depreciable real estate	0.00	(0.00)	(0.24)	(0.03)
(Loss) on sale of fixed assets	-	-	-	0.00
Pro rata share of real estate depreciation from unconsolidated JV	0.00	-	0.01	-
Funds from operations per diluted share	$(0.13)	$0.30	$0.63	$1.04
Change	-142.3%		-39.2%

Weighted average diluted shares (1)	73,452	73,985	73,536	74,009

Notes

(1)	Diluted EPS calculation uses the treasury stock method for period ended September 30, 2008.
*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended September 30, 2008
(in thousands, except per share data)

		Three months ended		Nine months ended
		Sep 30, 2008	Sep 30, 2007	Sep 30, 2008	Sep 30, 2007

Certain non-cash items:
Amortization of deferred financing fees		$420	$428	$1,268	$1,240
Amortization of above/below market rent intangibles		(867)	(1,070)	(2,858)	(3,406)
Amortization of restricted stock and stock option expense		1,606	1,582	4,822	5,308
Straight line rents		(194)	(665)	(603)	(1,806)
Capitalized interest		(666)	(789)	(2,142)	(2,597)
Amortization of debt premium/discount		(432)	(559)	(1,540)	(1,556)
Total non-cash items		$(133)	$(1,073)	$(1,053)	$(2,817)

Certain capital expenditures:
Tenant improvements		$(417)	$(1,222)	$(4,697)	$(3,193)
Leasing commissions and costs		(1,107)	(721)	(4,195)	(3,236)
Total tenant improvements and leasing costs		$(1,524)	$(1,943)	$(8,892)	$(6,429)

Certain balance sheet accounts at 09/30/08:
Straight-line rent receivable	$13,927
Lease intangible asset, net	13,404
Lease intangibles liability, net	(14,864)
Deferred expenses, net	17,343
Total balance sheet accounts	$29,810

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2008

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	51	2,270,128	14.2%	$17,896,911	10.5%	$7.88
Supervalu	7	458,273	2.9%	8,302,236	4.8%	18.12
Kroger	13	747,025	4.7%	6,057,487	3.5%	8.11
Bed Bath & Beyond	8	261,332	1.6%	3,049,214	1.8%	11.67
Winn Dixie	9	398,128	2.5%	2,892,815	1.7%	7.27
LA Fitness	3	144,307	0.9%	2,517,941	1.5%	17.45
TJ Maxx Companies	8	248,658	1.6%	2,227,042	1.3%	8.96
Blockbuster	20	106,544	0.7%	2,095,873	1.2%	19.67
CVS Pharmacy	12	133,460	0.8%	2,073,237	1.2%	15.53
Kmart Corporation	5	439,558	2.7%	1,939,705	1.1%	4.41

Sub-total top ten tenants	136	5,207,413	32.6%	$49,052,461	28.6%	$9.42

Remaining tenants	2,426	9,539,913	59.7%	122,436,698	71.4%	12.83

Sub-total all tenants	2,562	14,747,326	92.3%	$171,489,159	100.0%	$11.79

Vacant	442	1,228,746	7.7%	NA	NA	NA

Total including vacant	3,004	15,976,072	100.0%	$171,489,159	100.0%	NA

Note: Excludes developments and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended September 30, 2008

Category	Total Leases	Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread PSF	TIs PSF
New Leases (1)	45	104,202	$18.56	$22.65	22.0%	$6.45
Renewals	81	152,131	16.10	17.36	7.8%	0.85
Options	20	184,505	7.93	8.61	8.6%	-
Total New, Renewals & Options	146	440,838	$13.21	$14.87	12.6%	$1.84

Note:	Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.
(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2008

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	78	155,820	1.0%	$2,258,870	1.3%	$14.50
2008	179	391,836	2.5%	5,522,003	3.1%	14.09
2009	523	1,728,004	10.8%	21,960,271	12.3%	12.71
2010	525	2,000,651	12.5%	23,631,982	13.2%	11.81
2011	448	2,056,507	12.9%	25,669,493	14.3%	12.48
2012	305	1,673,602	10.5%	19,317,561	10.8%	11.54
2013	231	1,308,792	8.2%	16,489,901	9.2%	12.60
2014	59	826,830	5.2%	7,099,650	4.0%	8.59
2015	32	353,140	2.2%	4,115,870	2.3%	11.66
2016	35	901,311	5.7%	13,806,445	7.7%	15.32
2017	28	563,886	3.5%	7,009,352	3.9%	12.43
Thereafter	119	2,786,947	17.3%	32,106,967	17.9%	11.52

Sub-total / average	2,562	14,747,326	92.3%	$178,988,365	100.0%	$12.14
				.
Vacant	442	1,228,746	7.7%	NA	NA	NA

Total / average	3,004	15,976,072	100.0%	$178,988,365	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2008

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	11,928	0.1%	$107,352	0.1%	$9.00
2008	2	35,356	0.4%	419,716	0.5%	$11.87
2009	28	717,361	7.1%	5,113,979	6.0%	$7.13
2010	35	992,554	9.8%	5,916,501	6.9%	$5.96
2011	41	1,162,463	11.5%	8,804,526	10.3%	$7.57
2012	30	1,037,287	10.3%	6,800,180	7.9%	$6.56
2013	25	810,315	8.0%	6,035,116	7.0%	$7.45
2014	19	710,456	7.0%	4,744,109	5.5%	$6.68
2015	9	277,831	2.7%	2,328,013	2.7%	$8.38
2016	16	833,255	8.3%	12,215,738	14.3%	$14.66
2017	12	481,417	4.8%	5,269,493	6.1%	$10.95
Thereafter	65	2,626,242	26.1%	27,949,163	32.7%	$10.64

Sub-total / average	283	9,696,465	96.1%	$85,703,887	100.0%	$8.84

Vacant	16	395,167	3.9%	NA	NA	NA

Total / average	299	10,091,632	100.0%	$85,703,887	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2008

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	77	143,892	2.4%	$2,151,518	2.3%	$14.95
2008	177	356,480	6.1%	5,102,287	5.4%	14.31
2009	495	1,010,643	17.2%	16,846,292	18.0%	16.67
2010	490	1,008,097	17.1%	17,715,481	19.0%	17.57
2011	407	894,044	15.2%	16,864,967	18.1%	18.86
2012	275	636,315	10.8%	12,517,381	13.4%	19.67
2013	206	498,477	8.5%	10,454,784	11.2%	20.97
2014	40	116,374	2.0%	2,355,542	2.6%	20.24
2015	23	75,309	1.3%	1,787,857	1.9%	23.74
2016	19	68,056	1.1%	1,590,706	1.7%	23.37
2017	16	82,469	1.4%	1,739,859	1.9%	21.10
Thereafter	54	160,705	2.7%	4,157,804	4.5%	25.87

Sub-total / average	2,279	5,050,861	85.8%	$93,284,478	100.0%	$18.47

Vacant	426	833,579	14.2%	NA	NA	NA

Total / average	2,705	5,884,440	100.0%	$93,284,478	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of September 30, 2008

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of September 30, 2008

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	13	1,933,454	25,260,408	14.7%
Miami Dade County, FL	11	1,239,895	17,337,132	10.0%
Palm Beach County, FL	10	1,090,884	13,408,685	7.8%
South Florida	34	4,264,233	56,006,225	32.5%
Atlanta, GA	19	1,933,631	22,962,895	13.4%
Orlando, FL	10	1,129,335	13,505,214	7.9%
Tampa- St. Petersburg, FL	11	952,040	9,039,546	5.3%
Naples/Cape Coral/Venice, FL	8	885,156	8,422,274	4.9%
Jacksonville, FL	6	769,727	7,590,601	4.4%
Boston, MA	6	401,454	8,396,974	4.9%
Florida Treasure/Northeast Coast	8	711,278	7,889,779	4.6%
Columbia, SC	1	184,834	1,937,569	1.1%
Lafayette, LA	5	714,691	3,704,461	2.2%
New Orleans, LA	4	458,125	3,601,055	2.1%
Baton Rouge, LA	3	349,146	3,013,601	1.8%
Raleigh Durham, NC	3	357,701	2,944,199	1.7%
Florida Panhandle	2	140,803	1,330,921	0.8%
Greenville, SC	2	164,176	2,093,184	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,150,298	1.3%
Hartford, CT	1	210,588	2,088,576	1.2%
Other	22	2,182,515	14,811,786	8.7%

Total	146	15,976,072	$171,489,159	100.0%

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

ALABAMA (2)
Madison Centre	Madison	1997	64,837	95.7%	11	2	37,912	Publix	06/01/17	Rite Aid	$9.48

Winchester Plaza	Huntsville	2006	78,544	90.3%	15	6	45,600	Publix	08/31/26		12.11

TOTAL SHOPPING CENTERS ALABAMA (2)			143,381	92.8%	26	8	83,512				$10.88

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	85.4%	24	4	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples	$11.62

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	85.4%	24	4	59,648				$11.62

FLORIDA (79)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	93.6%	25	5	54,230	Publix	11/30/10		$13.99

Alafaya Village	Orlando	1986	38,118	81.3%	11	5				Metro Fitness (shadow)	20.21

Conway Crossing	Orlando	2002	76,321	89.2%	14	4	44,271	Publix	04/30/22		11.55

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.21

Hunter's Creek	Orlando	1998	73,204	100.0%	10	-				Office Depot / Lifestyle Family Fitness	13.32

Kirkman Shoppes	Orlando	1973	88,820	98.6%	30	1				Party America	18.61

Lake Mary Centre	Orlando	1988 / 2001	339,084	97.7%	69	15	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	12.93

Park Promenade	Orlando	1987 / 2000	128,848	82.0%	19	7				Beauty Depot / Orange County Library	7.74

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		8.32
								(Ross Dress For Less)

Unigold Shopping Center	Winter Park	1987	117,527	96.3%	22	3	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.61

Jacksonville / North Florida (8)

Atlantic Village	Atlantic Beach, FL	1984	100,559	86.2%	19	6	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	10.72

Beauclerc Village	Jacksonville	1962 / 1988	70,429	81.3%	8	3				Big Lots / Goodwill / Bealls Outlet	8.11

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		10.72

Ft. Caroline	Jacksonville	1985 / 1995	74,546	89.5%	8	5	45,500	Winn-Dixie	05/31/15	Citi Trends	7.32

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Medical & Merchants	Jacksonville	1993	156,153	91.6%	13	4	55,999	Publix	02/10/13	Memorial Hospital	$13.20

Middle Beach	Panama City Beach	1994	69,277	98.7%	8	1	56,077	Publix	09/30/14		9.74

Oak Hill	Jacksonville	1985 / 1997	78,492	94.3%	17	3	39,795	Publix	03/11/15	Beall's	7.53

South Beach	Jacksonville Beach	1990 / 1991	289,548	93.9%	43	5				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart	12.00

Miami-Dade / Broward / Palm Beach (34)

Bird Ludlum	Miami	1988 / 1998	192,282	94.2%	39	4	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	16.82

Boca Village	Boca Raton	1978	93,428	92.2%	18	3	36,000	Publix Greenwise	03/31/12	CVS Pharmacy	15.74

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	95.6%	26	3	37,664	Publix	08/31/13	CVS Pharmacy	13.48

Bluffs Square	Jupiter	1986	132,395	91.8%	42	5	39,795	Publix	10/22/11	Walgreens	13.27

Chapel Trail	Pembroke Pines	2007	56,378	94.3%	2	2				LA Fitness	21.90

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1				Office Depot / Walgreen's	20.79

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	99.3%	44	1	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.50

Crossroads Square	Pembroke Pines	1973	84,387	73.6%	20	6				CVS Pharmacy	17.90

CVS Plaza	Miami	2004	29,204	95.5%	7	1				CVS Pharmacy	17.19

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	22.05

Greenwood	Palm Springs	1982 / 1994	132,325	89.0%	31	5	50,032	Publix	12/05/14	Bealls Outlet	12.66

Jonathan's Landing	Jupiter	1997	26,820	68.3%	10	2		Publix			23.00
								(shadow)
Lago Mar	Miami	1995	82,613	91.2%	18	4	42,323	Publix	09/13/15		14.06

Lantana Village	Lantana	1976 / 1999	181,780	95.5%	22	3	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.18

Meadows	Miami	1997	75,524	100.0%	20	-	47,955	Publix	07/09/17		13.83

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	94.4%	24	5	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.55

Oaktree Plaza	North Palm Beach	1985	23,745	75.2%	15	5					15.75

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Pine Island	Davie	1983 / 1999	254,907	94.0%	40	6	39,943	Publix	11/30/13	Home Depot Expo / Staples	$11.51

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	93.7%	30	5	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.77

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	15.97

Point Royale	Miami	1970 / 2000	216,760	96.0%	23	3	45,350	Winn-Dixie	02/18/11	Best Buy	7.14

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.39

Ridge Plaza	Davie	1984 / 1999	155,204	100.0%	30	-				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up/ Goodwill	11.44

Riverside Square	Coral Springs	1987	104,241	88.4%	28	6	39,795	Publix	02/18/12		13.74

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	89.4%	24	5	36,464	Publix	12/15/09	Walgreens	11.57

Sheridan Plaza	Hollywood	1973 / 1991	504,495	97.8%	60	3	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / CVS / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	13.94

Shoppes of Andros Isles	West Palm Beach	2000	79,420	91.2%	14	3	51,420	Publix	02/29/20		12.82

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	95.9%	37	3	47,813	Publix	06/14/15		17.65

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	283,943	99.7%	48	1	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	16.08

Tamarac Town Square	Tamarac	1987	127,635	85.9%	29	11	37,764	Publix	12/15/14	Dollar Tree	10.79

Waterstone	Homestead	2005	82,531	100.0%	13	-	45,600	Publix	07/31/25	Walgreens	15.20

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	10/31/16	Navarro Pharmacy	12.45

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		18.05

Young Circle	Hollywood	1962 / 1997	65,834	93.6%	8	2	23,124	Publix	11/30/16	Walgreens	15.37

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	96.0%	16	2	59,448	Albertsons	04/30/25		9.48

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Walgreens* (Bealls Outlet) / Bealls Home Outlet	11.48

Old King Commons	Palm Coast	1988	84,759	96.1%	17	2				Wal-Mart / Staples / Bealls Outlet	8.76

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Ryanwood	Vero Beach	1987	114,925	96.3%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.16

Salerno Village	Stuart	1987	82,477	94.2%	17	3	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.78

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	10	-					22.83

South Point Center	Vero Beach	2003	64,790	92.4%	12	4	44,840	Publix	11/30/23		15.78

Treasure Coast	Vero Beach	1983	133,781	97.2%	21	3	59,450	Publix	07/31/26	TJ Maxx	11.62

Tampa / St. Petersburg / Venice / Cape Coral / Naples (19)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	93.7%	19	5	52,610	Publix	11/30/21	Bealls Outlet	10.20

Carrollwood	Tampa	1970 / 2002	94,203	92.2%	29	7	27,887	Publix	11/30/22	Golf Locker	13.26

Charlotte Square	Port Charlotte	1980	96,188	82.3%	16	8	44,024	Publix*	01/31/11	Seafood Buffet	8.39
								(American Signature Furniture)

Chelsea Place	New Port Richey	1992	81,144	98.3%	17	1	48,890	Publix	05/27/12		11.44

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.18

Lutz Lake	Lutz	2002	64,985	92.0%	12	3	44,270	Publix	05/31/22		13.72

Marco Town Center	Marco Island	2001	109,830	90.6%	37	5	27,887	Publix	01/31/18		17.63

Mariners Crossing	Spring Hill	1989 / 1999	92,808	93.4%	15	5	48,315	Sweet Bay	08/15/20		10.09

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.23

Pavilion	Naples	1982	167,745	88.1%	31	9	50,795	Publix	02/28/13	Pavilion 6 Theatre	13.48

Regency Crossing	Port Richey	1986 / 2001	85,864	81.6%	15	10	44,270	Publix	02/28/21		10.12

Ross Plaza	Tampa	1984 / 1996	91,197	93.0%	19	3				Ross Dress for Less / Deals	12.13

Seven Hills	Spring Hill	1991	72,590	89.5%	13	4	48,890	Publix	09/25/11		10.55

Shoppes of North Port	North Port	1991	84,705	94.6%	18	3	48,890	Publix	12/11/11	Bealls Outlet	10.37

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Summerlin Square	Fort Myers	1986 / 1998	109,156	77.0%	13	15	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	$10.84

Sunpoint Shopping Center	Ruskin	1984	132,374	60.0%	17	7				Beall's / Goodwill / Ozzie's Buffet / Big Lots	9.04

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	98.7%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	6.03

Venice Shopping Center	Venice	1968 / 2000	109,801	92.7%	13	1	44,271	Publix	12/31/26	Beall's Outlet	5.52

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	93.1%	13	2				Dollar Tree / Aaron Rents / Dollar General	8.02

TOTAL SHOPPING CENTERS FLORIDA (79)			8,852,572	93.3%	1,642	278	2,652,939				$12.57

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	95.7%	28	2	37,888	Publix	01/31/20		$15.44

Buckhead Station	Atlanta	1996	233,930	89.7%	14	4				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Golfsmith / Ulta	19.73

Butler Creek	Acworth	1990	95,597	95.0%	19	1	59,997	Kroger	06/30/18		11.07

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	27	-	37,366	Publix	05/31/24		17.84

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.77

Douglas Commons	Douglasville	1988	97,027	98.9%	16	1	59,431	Kroger	08/31/13		10.51

Fairview Oaks	Ellenwood	1997	77,052	93.6%	11	3	54,498	Kroger	09/30/16		11.25

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.70

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.51

Hamilton Ridge	Buford	2002	90,996	83.6%	13	8	54,166	Kroger	11/30/22		11.86

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.65

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		9.89

Market Place	Norcross	1976	77,706	89.4%	19	4				Peachtree Cinema	12.34

Paulding Commons	Hiram	1991	192,391	94.9%	25	5	49,700	Kroger	02/28/11	Kmart	8.00

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	$16.93

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	93.6%	21	4				Micro Center	9.98

Shops of Huntcrest	Lawrenceville	2003	97,040	92.8%	22	4	54,340	Publix	01/31/23		13.76

Shops of Westridge	McDonough	2006	66,297	89.4%	13	5	38,997	Publix	04/30/26		13.97

Wesley Chapel	Decatur	1989	170,792	63.7%	14	12	32,000	Ingles*	09/25/09	CVS Pharmacy / Corinthian College	6.05

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	26	-					20.24

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	94.2%	33	6	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	8.63

McAlpin Square	Savannah	1979	176,807	85.3%	22	3	43,600	Kroger	08/31/15	Big Lots / U.S Post Office	7.73

Spalding Village	Griffin	1989	235,318	67.8%	21	7	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.99

Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.19

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,816	88.1%	435	82	937,369				$11.74

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	69.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$10.16

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	100.0%	23	-				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.17

Bluebonnet Village	Baton Rouge	1983	101,623	98.2%	24	1	33,387	Matherne's	11/30/10	Office Depot	11.81

Boulevard	Lafayette	1976 / 1994	68,012	96.8%	12	2				Piccadilly / Harbor Freight Tools / Golfballs.com	8.63

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.51

Crossing	Slidell	1988 / 1993	114,806	93.8%	13	3	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.62

Elmwood Oaks	Harahan	1989	133,995	100.0%	11	-				Academy Sports / Dollar Tree / Home Décor	9.88

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	54.2%	6	2	28,092	Super 1 Store	06/30/10	Fred's Store	4.24

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	73.3%	7	2				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.09

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Siegen Village	Baton Rouge	1988	170,416	98.7%	18	2				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$8.86

Tarpon Heights	Galliano	1982	56,605	69.3%	5	5				Stage / Dollar General	4.55

Village at Northshore	Slidell	1988	144,638	100.0%	14	-				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.79

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	90.1%	166	22	153,298				$8.36

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/16		21.00

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	7.99

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	87.8%	8	4	54,928	Shaw's	01/02/16		23.19

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	98.5%	28	4	434,532				$16.89

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$7.18

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$7.18

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	95.8%	21	3				Belk's / Goody's / Dollar Tree / Aaron Rents	$6.57

Chestnut Square	Brevard	1985 / 2008	34,260	95.3%	7	1				Walgreen	14.72

Galleria	Wrightsville Beach	1986 / 1990	92,114	90.6%	29	6	28,000	Harris Teeter*	04/05/11		10.41

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.36

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.7%	13	3	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$7.87

Salisbury Marketplace	Salisbury	1987	79,732	88.6%	15	5	31,762	Food Lion	02/11/23		10.78

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.83

Thomasville Commons	Thomasville	1991	148,754	96.2%	11	2	32,000	Ingles	09/29/12	Kmart	5.80

Willowdaile Shopping Center	Durham	1986	143,601	94.3%	20	6	48,000	Harris Teeter	10/31/24	Hall of Fitness	8.51

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			929,431	94.1%	136	30	266,280				$8.47

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	97.4%	32	2	55,696	Kroger	10/31/19	Stein Mart	$13.24

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.61

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.09

Milestone Plaza	Greenville	1995	96,121	91.3%	10	2	61,695	Bi-Lo	03/31/30		15.61

North Village Center	North Myrtle Beach	1984	60,356	89.2%	7	6	24,806	Bi-Lo	05/31/09	Dollar General / Gold's Gym	8.73

Sparkleberry Square	Columbia	1997 / 2004	184,834	99.0%	14	2	67,943	Kroger	08/31/17	Ross Dress for Less / Pier One / Kohl's	10.59

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	-				Rose's Store / Family Dollar Store	6.56

Woodruff	Greenville	1995	68,055	100.0%	10	-	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			750,917	93.6%	83	14	277,295				$10.45

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	-	32,000	Ingles	09/25/10	Wal-Mart	$6.04

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	-	32,000				$6.04

TOTAL CORE SHOPPING CENTER PORTFOLIO (146)			15,976,072	92.3%	2,562	442	4,896,873				$11.79

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of September 30, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	Other anchor tenants	per leased SF

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	95.8%	18	1

Laurel Walk Apartments	Charlotte, NC	1985	106,480	93.9%	98	-

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	70.0%	381	163

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	28.5%	10	15

TOTAL OTHER PROPERTIES (6)			469,160	57.2%	509	187

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (152)			16,445,232	91.3%	3,071	629

DEVELOPMENTS, REDEVELOPMENTS & LAND (10)

Developments (3)	Various - See Schedule on Page 34.

Redevelopments (3)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

TOTAL CONSOLIDATED - 162 Properties
Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of September 30, 2008
(in thousands, except acreage)

2008 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain / (Loss ) on Sale

Properties sold to JV - partial sale with continuing involvement
April 1, 2008	Concord Shopping Center	Miami	FL	298,986	$48,201	$(966)
April 1, 2008	Concord Shopping Center Outparcel	Miami	FL	N/A	2,449	-
April 1, 2008	Shoppes at Ibis	West Palm Beach	FL	79,420	14,500	5,855
April 1, 2008	Shoppes at Quail Roost	Miami	FL	73,550	15,400	(46)
April 1, 2008	Shoppes of Sunset	Miami	FL	21,704	5,000	(76)
April 1, 2008	Shoppes of Sunset II	Miami	FL	27,767	5,400	(30)
June 9, 2008	Presidential Markets	Snellville	GA	396,408	62,309	11,110
June 9, 2008	Sparkleberry Square (1)	Columbia	SC	154,217	23,545	2,708
Sale of income producing properties sold to JV				1,052,052	$176,804	$18,555

Income producing property sale
June 30, 2008	Rosemeade	Carrollton	TX	51,231	$2,750	$(552)
Sale of income producing property					$2,750	$(552)

Real estate sale
March 21, 2008	Waterlick Land Parcel	Lynchburg	VA	7.96	$550	$(42)

Total sale of real estate					$550	$(42)

Total sales					$180,104	$17,961

Properties Held for Sale as of September 30, 2008
	Property Name	City	State
	Sparkleberry Kohl's (1)	Columbia	SC
	Sparkleberry Kroger (1)	Columbia	SC

Notes

(1)	Constitutes a portion of a single center. The two portions classified as held for sale are expected to be sold to GRI JV in the fourth quarter of 2008.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2008
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 09/30/08	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	1Q09	$8,583	$4,920	$4,950	$3,633
Sunlake (3)	Tampa, FL	110,000	110,000	Publix	4Q09	39,317	25,988	30,014	9,303
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	2010	10,803	8,811	3,283	7,520
Subtotal		190,997	190,997			$58,703	$39,719	$38,247	$20,456

Redevelopments / Expansions / Outparcels
Mariners Crossing - Outparcel	Spring Hill, FL (Tampa)	6,300	6,300	NA (outparcel)	4Q08	$1,494	$1,494	$1,325	$169
Mandarin Landing	Jacksonville, FL	50,000	145,820	Whole Foods	3Q09	8,208	8,058	4,855	3,353
Dolphin Village	St. Pete Beach, FL	138,129	138,129	Publix	4Q09	4,940	4,940	2,963	1,977
Subtotal		194,429	290,249			$14,642	$14,492	$9,143	$5,499

Total Development Activity		385,426	481,246			$73,345	$54,211	$47,390	$25,955

Project notes

(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2008
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance	Percent of debt maturing

Mortgage debt
Pine Island/Ridge Plaza	07/01/08	6.910%	$-	$23,336	0.0%
North Port Shopping Center	02/08/09	6.650%	3,570	3,667	0.3%
Prosperity Centre	03/01/09	7.875%	4,354	4,728	0.4%
Shoppes at Ibis	09/01/09	6.730%	-	5,077	0.0%
Tamarac Town Square	10/01/09	9.190%	-	5,816	0.0%
Park Promenade	02/01/10	8.100%	5,957	6,019	0.6%
Jonathan's Landing	05/01/10	8.050%	2,717	2,752	0.3%
Bluff's Square	06/01/10	8.740%	9,621	9,706	0.9%
Kirkman Shoppes	06/01/10	8.740%	9,085	9,166	0.8%
Ross Plaza	06/01/10	8.740%	6,337	6,393	0.6%
Shoppes of Andros Isle	06/10/10	7.900%	6,131	6,259	0.6%
Boynton Plaza	07/01/10	8.030%	7,095	7,167	0.7%
Pointe Royale	07/15/10	7.950%	3,155	3,409	0.3%
Shops at Skylake	08/01/10	7.650%	12,631	12,996	1.2%
Parkwest Crossing	09/01/10	8.100%	4,483	4,527	0.4%
Spalding Village	09/01/10	8.190%	8,831	9,146	0.8%
Charlotte Square	02/01/11	9.190%	3,249	3,317	0.3%
Forest Village	04/01/11	7.270%	4,226	4,273	0.4%
Boca Village	05/01/11	7.200%	7,813	7,900	0.7%
MacLand Pointe	05/01/11	7.250%	5,520	5,581	0.5%
Pine Ridge Square	05/01/11	7.020%	6,908	6,988	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,813	7,900	0.7%
Presidential Markets	06/01/11	7.650%	-	26,225	0.0%
Lake Mary Centre	11/01/11	7.250%	23,162	23,406	2.1%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2008
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance	Percent of debt maturing

Lake St. Charles	11/01/11	7.130%	$3,652	$3,691	0.3%
Belfair Towne Village	12/01/11	7.320%	10,311	10,509	1.0%
Marco Town Center	01/01/12	6.700%	7,898	8,046	0.7%
Riverside Square	03/01/12	9.190%	7,097	7,209	0.7%
Cashmere Corners	11/01/12	5.880%	4,695	4,793	0.4%
Eastwood	11/01/12	5.880%	5,595	5,711	0.5%
Meadows Shopping Center	11/01/12	5.870%	5,879	6,001	0.5%
Sparkleberry Square (Kohl's) (2)	11/30/12	6.170%	6,127	6,242	0.6%
Lutz Lake Crossing	12/01/12	6.280%	7,442	7,500	0.7%
Midpoint Center	07/10/13	5.770%	6,425	6,552	0.6%
Buckhead Station	09/01/13	6.880%	26,950	27,355	2.6%
Alafaya Village	11/11/13	5.990%	3,986	4,032	0.4%
Summerlin Square	02/01/14	6.750%	2,403	2,672	0.2%
South Point	07/10/14	5.720%	7,871	8,014	0.7%
Bird Ludlum	02/15/15	7.680%	6,954	7,565	0.6%
Treasure Coast Plaza	04/01/15	8.000%	3,298	3,575	0.3%
Shoppes of Silverlakes I	07/01/15	7.750%	1,929	2,085	0.2%
Grassland Crossing	12/01/16	7.870%	5,114	5,274	0.5%
Mableton Crossing	08/15/18	6.850%	3,643	3,736	0.3%
Sheridan Plaza	10/10/18	6.250%	65,000	-	6.0%
Sparkleberry Square (Kroger) (2)	06/30/20	6.750%	6,681	6,954	0.6%
BridgeMill	05/05/21	7.940%	8,665	8,829	0.8%
Westport Plaza	08/24/23	7.490%	4,486	4,573	0.4%
Chastain Square	02/28/24	6.500%	3,398	3,491	0.3%
Daniel Village	02/28/24	6.500%	3,714	3,816	0.3%
Douglas Commons	02/28/24	6.500%	4,425	4,546	0.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2008
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance	Percent of debt maturing

Fairview Oaks	02/28/24	6.500%	$4,188	$4,303	0.4%
Madison Centre	02/28/24	6.500%	3,398	3,491	0.3%
Paulding Commons	02/28/24	6.500%	5,768	5,926	0.5%
Siegen Village	02/28/24	6.500%	3,753	3,855	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,963	3,044	0.3%
Webster Plaza	08/15/24	8.070%	7,852	7,968	0.7%
Total mortgage debt (51 loans outstanding)	5.09	7.11%	$394,218	$397,112	36.3%
Unamortized/unaccreted premium/(discount) (4)	(wtd-avg maturity)	(wtd-avg interest rate)	7,421	10,455	0.7%
Total mortgage debt (including unamortized/unaccreted premium/(discount))			$401,639	$407,567	37.0%
Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$188,685	$200,000	17.4%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	(117)	(315)	(0.0%)
7.84% senior notes	01/23/12	7.840%	17,500	25,000	1.6%
5.375% senior notes	10/15/15	5.375%	117,000	120,000	10.8%
6.00% senior notes	09/15/16	6.000%	115,000	125,000	10.6%
6.25% senior notes	01/15/17	6.250%	106,500	125,000	9.8%
6.00% senior notes	09/15/17	6.000%	132,579	150,000	12.3%

Total unsecured senior notes payable	6.83	5.65%	$677,147	$744,685	62.5%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(748)	(413)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$676,399	$744,272	62.6%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of September 30, 2008
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance	Percent of debt maturing

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	NA	$-	$37,000	0.0%
$5MM City National Bank Unsecured	08/10/08	NA	4,049	-	0.4%
Total revolving credit facilities			$4,049	$37,000	0.4%

Total debt (4)			$1,075,414	$1,178,797	99.4%
Unamortized/unaccreted premium/(discount) (4)			6,673	10,042	0.6%
Total debt (including net interest premium/discount)			$1,082,087	$1,188,839	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

(1)	The rate in effect on September 30, 2008.
(2)	Sparkleberry Square is encumbered by two separate mortgages.
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.

(4)	Amount includes held for sale reclassification of $698,795 for September 30, 2008.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of September 30, 2008

As of
September 30, 2008
Assets	(in thousands)
Properties
Income producing	$225,629
Less: accumulated depreciation	(1,573)
Rental property	$224,056

Cash and cash equivalents	$12,017
Accounts and other receivables, net	21,184
Other assets

Total	$257,257

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	$120,000
Accounts payable and other liabilities	27,922
Total liabilities	$147,922

Joint venture equity	$109,335

Total	$257,257

Note:  Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
As of September 30, 2008

	Three months ended		Nine months ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$6,220	$-	$10,938	$-

COSTS AND EXPENSES
Property operating	1,491	-	2,666	-
Rental property depreciation and amortization	1,788	-	3,166	-
General and administrative	70	-	118	-
Interest expense	1,877	-	2,290	-
Total costs and expenses	$5,226	$-	$8,240	$-

NET INCOME	$994	$-	$2,698	$-

Note:  Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of September 30, 2008

		Year			Number		Supermarket anchor				Average
		Built /	Total	Percent	of tenant				Expiration	Other	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	100.0%	38	-	30,000	Publix	10/31/24	Home Depot Expo / Office Depot	$14.72

Concord Shopping Plaza (1)	Miami	1962 / 1992 / 1993	298,986	100.0%	24	-	78,000	Winn-Dixie	09/30/09	Home Depot / Big Lots / Dollar Tree	10.51

Presidential Markets (1)	Snellville	1993 / 2000	396,408	96.0%	32	5	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Grand Harbor Import Co. / Borders	11.38

Shoppes of Ibis (1)	West Palm Beach	1999	79,420	98.2%	17	1	51,420	Publix	05/31/19		13.13

Shoppes at Quail Roost (1)	Miami	2005	73,550	96.3%	18	2	44,840	Publix	06/30/25		15.62

Shoppes of Sunset (1)	Miami	1979	21,704	92.8%	15	2					17.51

Shoppes of Sunset II (1)	Miami	1980	27,767	64.4%	10	6					18.86

Sparkleberry Square (1)	Columbia	1997 / 2004	154,217	100.0%	11	-				Circuit City / PETsMART / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	12.40

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (8)			1,224,147	97.4%	165	16	260,406				$12.36

(1) Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008. Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of September 30, 2008
(in thousands)

Debt Instrument	Equity One's Ownership	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance

Mortgage debt
Floating rate loan (2)	10%	06/01/13	LIBOR + 1.95%	$120,000	$-
Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	1,320	-

Total mortgage debt		4.67	5.635%	$121,320	$-
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$12,132	$-

(1)	The rate in effect on September 30, 2008.
(2)
Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2008

As of
September 30, 2008
Assets	(in thousands)
Properties
Income producing	$50,273
Less: accumulated depreciation	(100)
Rental property	$50,173

Cash and cash equivalents	$1,529
Accounts and other receivables, net	9,073
Other assets

Total	$60,775

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	$37,839
Accounts payable and other liabilities	7,165
Total liabilities	$45,004

Joint venture equity	$15,771

Total	$60,775

Note: Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2008

	Three months ended
	September 30, 2008	September 30, 2007
	(in thousands)	(in thousands)

REVENUES	$838	$-

COSTS AND EXPENSES
Property operating	249	-
Rental property depreciation and amortization	370	-
General and administrative	-	-
Interest expense	348	-
Total costs and expenses	$967	$-

NET (LOSS) INCOME	$(129)	$-

Note: Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of September 30, 2008

		Year			Number		Supermarket anchor				Average
		Built /	Total	Percent	of tenant				Expiration	Other	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF
1900/2000 Offices (1)	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	52.0%	14	12				RN Network / Corporate Executive Suites	$17.39

Penn Dutch Plaza (1)	Margate	1989	155,628	77.9%	22	19	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.68

Plantation Marketplace (1)	Plantation	1963 / 1998	230,330	68.9%	28	12	43,386	Winn-Dixie	11/05/09	Beall's / Just Fit / Big Lots / CVS	10.59

TOTAL G&I VI South Florida Portfolio SPE LLC SHOPPING CENTER PORTFOLIO (3)			502,735	67.8%	64	43	113,744				$11.12

(1)	Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.
Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of September 30, 2008
(in thousands)

Debt Instrument	Equity One's Ownership	Maturity date	Rate (1)	Sep 30, 2008 balance	Dec 31, 2007 balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$38,814	$-
Net interest premium/(discount)	-	-	-	$(976)	$-

Total mortgage debt		6.12	5.560%	$37,839	$-
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$7,568	$-

(1)  The rate in effect on September 30, 2008.